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                                                                   EXIHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement No. 333-75473 of Anthracite Capital, Inc. on Form S-3 of our report dated March 17, 1999 which is incorporated by reference within such Registration Statement.

We also consent to the reference to us under the heading "Experts" in the Prospectus.

/s/ Deloitte & Touche LLP
New York, New York
September 20, 1999